UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________
FORM 8-K
 ___________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2019
 WASHINGTON REAL ESTATE
INVESTMENT TRUST
(Exact name of registrant as specified in its charter)

MARYLAND	001-06622	53-0261100
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1775 EYE STREET, NW, SUITE 1000, WASHINGTON, DC 20006
(Address of principal executive office) (Zip code)
Registrant’s telephone number, including area code: (202) 774-3200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas Q. Bakke Retirement

On February 11, 2019, Thomas Q. Bakke communicated his decision to retire as Executive Vice President and Chief Operating Officer of Washington Real Estate Investment Trust (the “Company”), such retirement to take effect on March 8, 2019.

In connection therewith, on February 15, 2019, the Company and Mr. Bakke entered into a Separation Agreement and General Release (the “Separation Agreement”). The Separation Agreement provides for the payment of various benefits to Mr. Bakke (provided he does not revoke such agreement during a seven-day revocation period). Pursuant to the Separation Agreement, Mr. Bakke will become fully vested in his entire account under the Company’s Supplemental Executive Retirement Plan. Additionally, under the Separation Agreement, the Company will fully accelerate the vesting of all of Mr. Bakke’s outstanding equity-based awards under the Company’s 2016 Omnibus Incentive Plan, as amended from time to time, and the Company’s 2007 Omnibus Long-Term Incentive Plan, that are unvested as of the date of his retirement. In addition, Mr. Bakke will receive his final paycheck, which will include all earned but unpaid salary and vacation, and will receive those portions of his outstanding awards as calculated and delivered in accordance with the terms of the Company’s Long-Term Incentive Plan as of the date of his retirement.

Pursuant to the Separation Agreement, Washington REIT has agreed to a general release of claims against Mr. Bakke, and Mr. Bakke has agreed to a general release of claims against Washington REIT. Mr. Bakke also has agreed to reasonably cooperate with and provide information to Washington REIT upon request, and he will receive reasonable and necessary expenses in connection therewith. The Separation Agreement also contains confidentiality and other customary provisions, as well as a 12-month non-solicitation covenant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON REAL ESTATE INVESTMENT TRUST
(Registrant)

	By:	/s/ W. Drew Hammond
(Signature)

W. Drew Hammond
Vice President, Chief Accounting Officer

February 15, 2019
(Date)